SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2006
ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant
as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50646 (Commission File Number)	61-1430858 (IRS Employer Identification No.)
150 Independence Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)
(650) 323-4100
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On February 28, 2006, Ultra Clean Holdings, Inc. announced that it plans to offer 2,000,000 shares of its common stock pursuant to a registration statement previously filed with the Securities and Exchange Commission on Form S-1 (File No. 333-131613). In addition, certain of its stockholders plan to sell 3,750,000 shares of common stock. Ultra Clean and the selling stockholders also plan to grant the underwriters a 30 day option to purchase up to an aggregate of 862,500 shares of common stock solely to cover overallotments, if any.
     A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Exhibits
     99.1 Press Release dated July February 28, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultra Clean Holdings, Inc.
Date: February 28, 2006	By:	/s/ Jack Sexton
		Name:	Jack Sexton
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
#
99.1	Press Release dated July February 28, 2006